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                                                                   Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Schering-Plough Corporation of our report dated February 27, 1995 relating to the financial statements of Canji, Inc. which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Price Waterhouse LLP
    PRICE WATERHOUSE LLP

San Diego, California
December 28, 1995